Exhibit 10.13

AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This Amendment to Securities Purchase Agreement (this “Amendment”) is made as of December 18, 2024 by and among Linkage Global Inc., a Cayman Islands exempted company (the “Company”), Hermann Ltd. a British Virgin Islands business company, ASLAN FAMILY Limited, a company incorporated in Hong Kong with limited liability, SHELF ADVISOR LIMITED, a British Virgin Islands business company, and HRD CAPITAL LIMITED, a company incorporated in Hong Kong with limited liability (each an “Investor” and collectively, the “Investors”).

WHEREAS, the parties entered into that certain securities purchase agreement dated as of September 18, 2024 (the “Securities Purchase Agreement”), pursuant to which, among other things, each Investor purchased a convertible promissory note from the Company, bearing interest at a rate of 8% per annum and convertible into ordinary shares, par value US$0.00025 per share, of the Company, in an aggregate original principal amount of US$10,830,000;

WHEREAS, on October 9, 2024, the Company issued that certain 8% OID convertible promissoary note to each Investor pursuant to terms and conditions of the Securities Purchase Agreement (each a “Convertible Promissory Note” and collecitvely, the “Convertible Promissory Notes”);

WHEREAS, the Purchaser and the Investors agree to amend conversion price under the the Securities Purchase Agreement and the Convertible Promissory Notes.

NOW, THEREFOR, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. All terms used and not defined herein shall have the same meanings as set forth in the Securities Purchase Agreement and the Convertible Promissory Notes.

2. All references to “Ordinary Shares” under the Securities Purchase Agreement and the Convertible Promissory Notes shall mean Class A ordinary shares, par value US$0.00025 per share of the Company.

3. Section 3.2 of each Convertible Promissory Note shall be amended and restated to read in its entirety as follows:

“Conversion Price. Subject to adjustment as set forth in this Note, the price at which Lender has the right to convert all or any portion of the Outstanding Balance into Ordinary Shares shall be the lower of (i) $1.20, or (ii) 70% of the lowest closing price of the Company’s ordinary shares during the 60-trading day period immediately preceding the date on which the Conversion Notice is provided to the Company, rounded down to the nearest two decimal places (the “Conversion Price”); provided that in no event shall the Conversion Price be lower than $0.24.”

4. Notwithstanding anything to the contrary under the Securities Purchase Agreement or the Convertible Promissory Notes, the maximum number of the Conversion Shares that each Investor may receive and the Company shall issue under the Securities Purchase Agreement and applicable Convertible Promissory Notes shall be as follows:

Name of Investor	Maximum Number of Conversion Shares
Hermann Ltd.	12,500,000
ASLAN FAMILY Limited	12,375,000
SHELF ADVISOR LIMITED	11,250,000
HRD CAPITAL LIMITED	9,000,000

5. The terms and provisions of the Securities Purchase Agreement and the Convertible Promissory Notes shall remain in full force and effect except as specifically amended or modified by this Amendment.

6. The provisions of this Amendment may be amended only with the written consent of the Company and the Investors.

7. Section 14.2 of the Securities Purchase Agreement shall apply in this Amendment as through set forth herein, mutatis mutandis.

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IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be signed on the date and year first above written.

THE COMPANY:

Linkage Global Inc.

By:	/s/ Zhihua Wu
Name:	Zhihua Wu
Title:	Director

THE INVESTORS:

Hermann Ltd.

By:	/s/ Yi Lin
Name:	Yi Lin
Title:	Director

ASLAN FAMILY Limited

By:	/s/ Zheng Zhang
Name:	Zheng Zhang
Title:	Director

SHELF ADVISOR LIMITED

By:	/s/ Shuyan Liu
Name:	Shuyan Liu
Title:	Director

HRD CAPITAL LIMITED

By:	/s/ Long Li
Name:	Long Li
Title:	Director

[Signature to Amendment to Securities Purchase Agreement]

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